CROSS-COLLATERALIZATION AND CROSS-GUARANTY
AGREEMENT



        This   CROSS-COLLATERALIZATION   AND  CROSS-GUARANTY
AGREEMENT (this "Agreement"), dated as of May 21, 1996, is among The CIT Group/Credit Finance, Inc. ("Lender"), Yale E. Key, Inc. ("Yale"), Key Energy Drilling, Inc. d/b/a Clint Hurt Drilling ("Hurt"), Key Energy Group, Inc. ("Key"), and WellTech Eastern, Inc. ("WellTech") (Yale, Hurt, and WellTech are referred to each individually as a "Borrower" and collectively as the "Borrowers").



         A. Yale, Hurt, and WellTech have entered into that certain Third Amended and Restated Loan and Security
Agreement with Lender dated of even date herewith (the "Loan
Agreement").

         B. In accordance with the terms of the Loan Agreement, Lender has agreed to make loans and other financial accommodations for the benefit of Borrowers. Key owns one hundred percent (100%) of the stock of each of the
Borrowers   and  has  executed  a  separate   Guaranty  of  even
 date herewith guaranteeing Borrowers' Obligations to Lender under the Loan Agreement.

         C. Key and Lender have entered into that certain Amended and Restated Stock Pledge Agreement dated of even date herewith (the "Key Stock Pledge Agreement"), under which Key pledged certain stock (the "Key Stock") described therein as security for the obligations of the Borrowers under the Loan Agreement.

         D. WellTech and Lender have entered into that certain Amended and Restated Stock Pledge Agreement dated of even date herewith (the "WellTech Stock Pledge Agreement"), under which WellTech pledged certain stock (the "WellTech Stock") described therein as security for the obligations of the Borrowers under the Loan Agreement.

         E. Yale and WellTech have each executed certain deeds of trust or mortgages (the "Mortgages") pledging as additional collateral certain parcels of real estate located in various states (the "Real Estate").

         F. Borrowers and Key have also executed certain
Assignments of Chattel Paper in favor of Lender.

         G. Lender has conditioned its obligations under the Loan Agreement and the other documents and instruments executed in connection therewith on the execution of this Agreement by each of the Borrowers and Key.



         NOW,   THEREFORE,   in  consideration  of  the  mutual
conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, each Borrower, Key and Lender hereby agree as follows:

         Due to the close business and financial relationships between each and all Borrowers and Key, in consideration of the benefits which will accrue to each Borrower and Key, and as an inducement for and in consideration of Lender at any time providing or extending loans, advances and other financial accommodations to all Borrowers pursuant to the Loan Agreement, each of the Borrowers and Key hereby, irrevocably and unconditionally, (a) guarantees and agrees to be liable for the prompt indefeasible and full payment and performance of all revolving loans, term loans, letters of credit, bankers' acceptances, merchandise purchase guaranties or other guaranties or indemnities for each other Borrower's account and all other obligations, liabilities and indebtedness of every kind, nature or description owing by all other Borrowers to Lender and/or its affiliates, including principal, interest, charges, fees and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, arising under the Loan Agreement, whether now existing or hereafter arising, whether arising during or after the initial or any renewal term of the Loan Agreement or after the commencement of any case with respect to any Borrower or Key under the United States Bankruptcy Code or any similar statute, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended, and whether arising
directly or howsoever   acquired  by  Lender  including  from
any other entity outright, conditionally or as collateral security, by assignment, merger with any other entity, participations or interests of Lender in the obligations of any Borrower to others, by assumption, operation of law, subrogation or otherwise, and (b) agrees to pay to Lender on demand the amount of all expenses (including, without limitation, attorneys' fees and legal expenses) incurred by
Lender in connection with  the   preparation,   execution,
delivery,   recording,   administration, collection,
liquidation, enforcement and defense of each Borrower's and Key's obligations, liabilities and indebtedness as aforesaid to Lender, Lender's rights in any collateral or under this Agreement, the Loan Agreement and all other Loan Documents, or in any way involving claims by or against Lender directly or indirectly arising out of or related to the relationship between any Borrower or Key and Lender, whether such expenses are incurred before, during or after the initial or any renewal term of the Loan Agreement or after the commencement of any case with respect to any Borrower or Key under the United States Bankruptcy Code or any similar statute (all of which being collectively referred to herein as the "Guaranteed Obligations").

         Notice of acceptance of this Agreement, the making of loans, advances and extensions of credit or other financial accommodations to, and the incurring of any expenses by or in respect of, each Borrower, and presentment, demand, protest, notice of protest, notice of nonpayment or default, notice of intent to accelerate and notice of acceleration, and all other notices to which each Borrower or Key is or may be entitled are hereby waived. Each of the Borrowers and Key also waives notice of, and hereby consents to, (i) any amendment, modification, supplement, renewal, restatement or extensions of time of payment of or increase or decrease in the amount of any of the Guaranteed Obligations or to the Loan Agreement and any collateral, and the guarantee made herein shall apply to the Guaranteed Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased, (ii) the taking, exchange, surrender and releasing of collateral or guarantees now or at any time held by or available to Lender for the obligations of any Borrower or Key or any other party at any time liable for or in respect of the Guaranteed Obligations (individually, an "Obligor" and collectively, the "Obligors"), (iii) the exercise of, or refraining from the exercise of any rights against any Borrower or Key, or any other Obligor, or any collateral, and (iv) the settlement, compromise or release of, or the waiver of any default with respect to, any Guaranteed Obligations. Each of the Borrowers and Key agrees that the amount of the Guaranteed Obligations shall not be diminished and the liability of such Borrower and Key hereunder shall not be otherwise impaired or affected by any of the foregoing.

         No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations shall affect, impair or be a defense to this Agreement, nor shall any other circumstance which might otherwise constitute a defense available to, or legal or equitable discharge of any Borrower or Key in respect of any of the Guaranteed Obligations affect, impair or be a defense to the obligations under this Agreement. Without limitation of the foregoing, the liability of each Borrower and Key hereunder shall not be discharged or impaired in any respect by reason of any failure by Lender to perfect or continue perfection of any lien or security interest in any collateral for the Guaranteed Obligations or any delay by Lender in perfecting any such lien or security interest. As to interest, fees and expenses, whether arising before or after the commencement of any case with respect to any Borrower or Key under the United States Bankruptcy Code or any similar statute, each Borrower and Key shall be liable therefor, even if any other Borrower's or Key's liability for such amounts does not, or ceases to, exist by operation of law.

         Payment of all amounts now or hereafter owed to any Borrower or Key by any other Borrower or Key or any other Obligor is hereby subordinated in right of payment to the indefeasible payment in full to Lender of the Guaranteed Obligations and is hereby assigned to Lender as security therefor. Until such time as the Guaranteed Obligations have been indefeasibly paid to Lender in full in cash or by cashiers' or bank check or wire transfer, each Borrower and Key hereby irrevocably and unconditionally waives and relinquishes all surety defenses including, but not limited to, all statutory, contractual, common law, equitable and all other claims against each other Borrower, any collateral for the Guaranteed Obligations or other assets of any Borrower or any other Obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid or payable to Lender by any Borrower or Key hereunder, and each Borrower hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which such Borrower or Key might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by or collected or due from any other Borrower or any other Obligor upon the Guaranteed Obligations or realized from their property.

         EACH BORROWER HEREBY PLEDGES, ASSIGNS, AND GRANTS TO LENDER A SECURITY INTEREST IN THE COLLATERAL DESCRIBED IN THE LOAN AGREEMENT TO SECURE ALL OF THE GUARANTEED OBLIGATIONS. IN ADDITION, THE STOCK AND THE REAL ESTATE, AS WELL AS ANY OTHER PROPERTY, REAL OR PERSONAL, AT ANY TIME NOW OR HEREAFTER PLEDGED TO LENDER BY ANY BORROWER OR KEY SHALL SERVE AS COLLATERAL TO SECURE THE GUARANTEED OBLIGATIONS.

         In the event proceedings shall be instituted by or against any Borrower or Key or any other Obligor in bankruptcy or insolvency, or for reorganization, arrangement, receivership, or the like, or if any Borrower, or Key or any other Obligor calls a meeting of creditors or makes any assignment for the benefit of creditors, or upon the occurrence of any event which constitutes a default or event of default under the Loan Agreement, the liability of such Borrower and Key for the entire Guaranteed Obligations shall, at the option of Lender, mature, even if the liability of any other Borrower or Key or any other Obligor therefor does not.

         Each Borrower and Key shall continue to be liable hereunder until one of Lender's officers actually receives a written termination notice by certified mail; but the giving of such notice shall not relieve such Borrower or Key from liability for any Guaranteed Obligations incurred before termination or for post-termination collection expenses and interest pertaining to any Guaranteed Obligations arising before termination.

         Each Borrower and Key agrees that this Agreement shall remain in full force and effect or be reinstated, as the case may be, if at any time payment of any of the Guaranteed Obligations is rescinded or otherwise restored by Lender to any Borrower or Key or to any other person who made such payment, or to the creditors or creditors' representative of such Borrower or Key or such other person.

         Lender's books and records showing the account between Lender and each Borrower shall be admissible in evidence in any action or proceeding as prima facie proof of the items therein set forth, and any written statements rendered by Lender to any Borrower, to the extent to which no written objection is made within sixty (60) days after the date thereof, shall be considered correct and be binding on Borrowers as an account stated for purposes of this Agreement.

         No delay on Lender's part in exercising any rights hereunder or failure to exercise the same shall constitute a waiver of such rights. No notice to, or demand on, any Borrower or Key shall be deemed to be a waiver of the obligation of such
 Borrower or Key to take further action without notice or demand as provided herein. No waiver of any of Lender's rights hereunder, and no modification or amendment of this Agreement, shall be deemed to be made by Lender unless the same shall be in writing, duly signed on Lender's behalf, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair Lender's rights or the obligations of any Borrower or Key to Lender in any other respect at any other time.

         This Agreement is binding upon each Borrower and Key, its successors and assigns and shall benefit Lender and its successors, endorsers, transferees and assigns. All references to Borrower, Key, and Lender herein shall include their respective successors and assigns. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE OFFICE OF LENDER SET FORTH ABOVE IS LOCATED.

         EACH BORROWER, KEY, AND LENDER WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY EITHER OR ANY OF THEM AGAINST THE OTHER WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, ANY ALLEGED TORTIOUS CONDUCT BY ANY BORROWER, KEY, OR LENDER, OR, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISING OUT OF OR RELATED TO THE RELATIONSHIP BETWEEN BORROWERS, KEY, AND LENDER. IN NO EVENT WILL LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

         Each Borrower and Key waives all rights to interpose any claims, deductions, setoffs or counterclaims of any kind, nature or description in any action or proceeding instituted by Lender with respect to this Agreement or any matter arising herefrom or relating hereto, except compulsory counterclaims.

         EACH BORROWER AND KEY HEREBY IRREVOCABLY SUBMITS AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE IN WHICH THE OFFICE OF LENDER DESIGNATED ABOVE IS LOCATED WITH RESPECT TO ANY ACTION
 OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY MATTER ARISING HEREFROM OR RELATING HERETO. ANY SUCH ACTION OR
PROCEEDING COMMENCED BY ANY BORROWER OR KEY AGAINST LENDER WILL BE LITIGATED ONLY IN A FEDERAL COURT LOCATED IN THE DISTRICT, OR A STATE COURT IN THE STATE AND COUNTY, IN WHICH THE OFFICE OF LENDER SET FORTH ABOVE IS LOCATED AND EACH BORROWER AND KEY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE IN CONNECTION THEREWITH.

         In any such action or proceeding, each Borrower and Key waives personal service of the summons and complaint or other process and papers therein and agrees that any process or notice of motion or other application to any of said Courts or a judge thereof, or any notice in connection with any proceedings hereunder may be served (i) inside or outside such State by registered or certified mail, return receipt requested, addressed to such Borrower or Key at the address set forth below or which such Borrower or Key has previously advised Lender in writing and as indicated in the records of Lender, and service or notice so served shall be deemed complete five (5) days after the same shall have been posted or (ii) in such other manner as may be permissible under the rules of said Courts.

         THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         This Agreement may be executed in any number of counterparts, and by the Lender, Key, and the Borrowers in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

         IN WITNESS WHEREOF, each party hereto has executed and delivered this Agreement on the day and year first above written.



KEY ENERGY GROUP, INC.



 By:

Name: Francis D. John

Title: President

"BORROWERS":



YALE E. KEY, INC.



By:

Name: Francis D. John

Title:  Executive Vice President



KEY ENERGY DRILLING, INC. D/B/A CLINT HURT


DRILLING



By:

Name: Francis D. John

Title:  Executive Vice President



WELLTECH EASTERN, INC.



By:

Name: Francis D. John

Title: President



 "LENDER":



THE CIT GROUP/CREDIT FINANCE, INC.



By:

Name: Morris Horstmann

Title:   Vice President